Exhibit 32.1
Certification
Pursuant to Section 906 of Sarbanes-Oxley Act of 2002


The undersigned Chief Executive Officer and Chief Accounting Officer of Mid-Wisconsin Financial Services, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of Mid-Wisconsin for the quarterly period ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Mid-Wisconsin.

      Date: August 3, 2007

                                   JAMES F. WARSAW
                                   James F. Warsaw
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)

                                   PAUL H. EWIG
                                   Paul H. Ewig
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


      A signed original of this written statement required by Section 906 has been provided to
      Mid-Wisconsin Financial Services, Inc. and will be retained by Mid-Wisconsin Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.